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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2002
                                                         ----------------



                         Environmental Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-15472                  04-2782065
--------                            -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99 Press Release of Environmental Power Corporation ("POWR") dated October 15, 2002.

Item 9.  Regulation FD Disclosure

The Press Release attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this press release such as statements concerning the goal of the MOU being to develop a plan whereby digesters to be installed by Environmental Power and owned by VPPSA will extract methane from dairy wastes and utilize it to generate renewable, "green" electricity, benefits to the MOU parties and to the region, improving economics of dairy farms, signing of a formal sales agreement and commencement of facility installations, hopes to invite farms to participate and target market estimates and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to the non-binding nature of the MOU, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy's projects, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in developing and executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in the Company's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Quarterly Report on Form 10-Q for the period ended June 30, 2002. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ENVIRONMENTAL POWER CORPORATION

October 15, 2002                             By:

                                             /s/ R. Jeffrey Macartney

                                             Treasurer and
                                             Chief Financial Officer
                                             (principal accounting officer
                                             and authorized officer)